                                                                    Exhibit 10.2

                                ESCROW AGREEMENT

     This ESCROW AGREEMENT ("Agreement") is dated _________, 2007, by and among
COURTSIDE ACQUISITION CORP., a Delaware corporation ("Purchaser"), AMERICAN
COMMUNITY NEWSPAPERS LLC, a Delaware limited liability company ("Seller"), and
CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as escrow agent (the "Escrow
Agent").

     WHEREAS, Purchaser and Seller are the parties to an Asset Purchase
Agreement dated as of January __, 2007 (the "Purchase Agreement");

     WHEREAS, pursuant to the terms of the Purchase Agreement, Purchaser has the right to be indemnified by Seller in certain instances; and

     WHEREAS, pursuant to Section 1.7 of the Purchase Agreement, Purchaser and
Seller agreed to enter into this Agreement, pursuant to which Purchaser shall deposit, at the Closing, an amount equal to $12,500,000 (the "Escrow Principal")
in escrow with the Escrow Agent in order to secure the payment of and as the sole source for Seller's obligation to satisfy any of its indemnification obligations under the Purchase Agreement, as provided therein.

     NOW THEREFORE, the parties agree as follows:

     1. Appointment of Escrow Agent. (a) Upon the terms and subject to the conditions set forth in this Agreement, Purchaser and Seller hereby appoint
Escrow Agent as their agent and custodian to hold, invest and distribute the
Escrow Principal and interest and earnings thereon (the "Escrow Interest," and with the Escrow Principal, collectively, the "Escrow Funds") in accordance with this Agreement, and Escrow Agent hereby accepts such appointment and agrees to perform all duties expressly set forth in this Agreement. Notwithstanding anything to the contrary contained herein, all Escrow Interest shall be held in escrow by Escrow Agent in accordance with the terms of this Agreement and distributed as follows: contemporaneously with the distribution by Escrow Agent to or for the account of Purchaser or Seller of any portion of the Escrow
Principal, Escrow Agent shall include in such distribution the accrued Escrow
Interest, if any, attributable to the portion of the Escrow Principal so distributed.

          (b) Escrow Agent agrees to (i) accept delivery of the Escrow Principal and hold the Escrow Funds in escrow as funds available to secure the indemnification obligations owed by Seller to Purchaser pursuant to the Purchase
Agreement and (ii) hold and disburse the Escrow Funds in accordance with the terms and conditions of this Agreement including for the uses and purposes stated in clause (i) above. Upon receipt of the Escrow Principal, Escrow Agent shall acknowledge receipt thereof by written notice to Purchaser and Seller.

     2. Termination of Agreement. The Escrow Fund shall continue in existence during the period from the Closing Date to earliest to occur of (a) the disbursement or release of the entire amounts of the Escrow Funds by Escrow
Agent in accordance with

the terms hereof and (b) payment of the entire amount of the Escrow Funds into a court of competent jurisdiction in accordance with Sections 6(e) or (f).

     3. Distributions to Purchaser.

          (a) Purchaser Claim. At any time prior to the later of (i) the first anniversary of the Closing Date and (ii) earlier of the forty fifth day after
(A) the date on which the Purchaser files its Annual Report on Form 10-K for the year ended December 31, 2007 and (B) the date on which the audited financial statements for the fiscal year ending December 31, 2007 have been completed (the
"Escrow Period"), Purchaser may make a claim for indemnification pursuant to the
Purchase Agreement ("Indemnity Claim") against the Escrow Fund by giving notice
(a "Notice"), substantially in the form attached hereto as Exhibit A, to Escrow
Agent (with a copy to Seller) specifying (i) the covenant, representation, warranty, agreement, undertaking or obligation contained in the Purchase
Agreement which it asserts has been breached or otherwise entitles Purchaser to indemnification, (ii) in reasonable detail, the nature and dollar amount of any
Indemnity Claim, and (iii) whether the Indemnity Claim results from a Third
Party Claim against Purchaser. Purchaser also shall deliver to the Escrow Agent
(with a copy to Seller), concurrently with its delivery to the Escrow Agent of the Notice, a certification as to the date on which the Notice was delivered to
Seller.

          (b) Seller Dispute. If Seller shall give a notice to Escrow Agent
(with a copy to the Purchaser), substantially in the form attached hereto as
Exhibit B (a "Counter Notice"), within 30 days following the date of receipt (as specified in Purchaser's certification) by Seller of a copy of the Notice, disputing whether the Indemnity Claim is indemnifiable under the Purchase
Agreement, Purchaser and Seller shall attempt to resolve such dispute. If no
Counter Notice with respect to an Indemnity Claim is received by the Escrow
Agent from Seller within such 30-day period, the Indemnity Claim shall be deemed to be accepted by the Seller for purposes of this Agreement and the amount of the Indemnity Claim shall be paid as set forth in the Notice.

          (c) Judgment. If a court of competent jurisdiction awards a judgment which is not subject to further appeal relating to an Indemnity Claim submitted pursuant to Section 3(a), then Purchaser or Seller shall deliver to Escrow Agent a written certificate in substantially the form of Exhibit C attached hereto, instructing Escrow Agent to deliver to Purchaser or Seller, as applicable,
Escrow Funds in the amount of such judgment. Such certificate shall state the amount of the Escrow Principal that Escrow Agent shall deliver and be accompanied by a true, correct and complete copy of the order or other evidence of judgment. Escrow Agent shall deliver the stated amount of Escrow Funds to
Purchaser or Seller, as applicable, on the tenth (10th) business day after it receives such certificate.

          (d) Resolution by Mutual Agreement. If Purchaser and Seller mutually agree to settle an Indemnity Claim, then Purchaser and Seller shall deliver to
Escrow Agent a written certificate in substantially the form of Exhibit D attached hereto, instructing Escrow Agent to deliver to the specified party or parties, the amount of Escrow Funds as mutually agreed upon by Purchaser and
Seller. Such certificate shall

                                       2

state the amount of Escrow Funds that Escrow Agent shall deliver to each specified party and the date upon which such delivery shall be made. Escrow
Agent shall deliver the stated amount of Escrow Funds to the specified party or parties, in accordance with such certificate.

     4. Distributions to Seller. On the first business day after the expiration of the Escrow Period, the Escrow Agent shall distribute and deliver to Seller the Escrow Fund, less the total amount of any Indemnity Claims (or amended
Indemnity Claims) that Escrow Agent shall have received from Purchaser, on or before such date, which have not been withdrawn in writing by Purchaser or finally resolved as contemplated by Section 3(c) or Section 3(d) of this
Agreement (collectively, "Pending Claims"), without any further action by
Purchaser or the Seller. If any Pending Claim is resolved, Purchaser and Seller shall deliver to the Escrow Agent a Joint Notice in the form of Exhibit D directing the Escrow Agent to pay the specified therein.

     5. Cooperation. The Escrow Agent, Purchaser and Seller shall cooperate in all respects with one another in the calculation of any amounts determined to be payable to Purchaser and Seller in accordance with this Agreement and in implementing the procedures necessary to effect such payments.

     6. Duties; Liabilities. (a) Escrow Agent hereby accepts its obligations under this Agreement, and represents that it has the legal power and authority to enter into this Agreement and to perform its obligations hereunder. Escrow
Agent agrees that all Escrow Funds held by Escrow Agent under this Agreement shall be segregated from all other property held by Escrow Agent, shall be designated under the account name "ACN Escrow Account" and otherwise be identified as being held in connection with this Agreement. Segregation may be accomplished by appropriate identification on the books and records of Escrow
Agent. Escrow Agent agrees that its documents and records with respect to the transactions contemplated by this Agreement shall be available for examination by authorized representatives of Purchaser and the Seller. Escrow Agent agrees to deliver to Purchaser and the Seller written statements not less than quarterly summarizing any activity with respect to the Escrow Funds (including all Escrow Interest) and detailing the balance thereof. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein. It is understood that the Escrow Agent is not a trustee or fiduciary and is acting hereunder merely in a ministerial capacity.

          (b) Escrow Agent shall invest and reinvest the Escrow Funds in a
_______ Money Market Account, or in such other investments as Purchaser and the
Seller may from time to time mutually agree upon in writing executed by
Purchaser and the Seller and delivered to Escrow Agent. All investments of the
Escrow Funds shall be held by, or registered in the name of, Escrow Agent or its nominee.

          (c) The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness

                                       3

of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement unless evidenced by a writing delivered to the
Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall have given its prior written consent thereto.

          (d) The Escrow Agent's sole responsibility upon receipt of any notice requiring any payment pursuant to the terms of this Agreement, whether by virtue of joint resolution, arbitration or determination of a court of competent jurisdiction, is to pay the amounts specified in such notice, and the Escrow
Agent shall have no duty to determine the validity, authenticity or enforceability of any specification or certification made in such notice. In the event fund transfer instructions are given (other than in writing at the time of the execution of this Agreement), whether in writing, by telecopier or otherwise, Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule 1 attached hereto, and Escrow Agent may rely upon the confirmations of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in writing actually received and acknowledged by Escrow Agent.

          (e) The Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and indemnification under Section
6(h), below, for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

          (f) The Escrow Agent may resign at any time and be discharged from its duties as escrow agent hereunder by its giving the other parties hereto written notice and such resignation shall become effective as hereinafter provided. Such resignation shall become effective at such time that the Escrow Agent shall turn over the Escrow Fund to a successor escrow agent appointed jointly by Purchaser and Seller. If no new escrow agent is so appointed within the 60 day period following the giving of such notice of resignation, the Escrow Agent may deposit the Escrow Fund with any court in the Southern District of New York it deems reasonably appropriate.

          (g) In the event of a dispute between the parties as to the proper disposition of the Escrow Fund, the Escrow Agent shall be entitled (but not required) to deliver the Escrow Fund into the United States District Court for the Southern District of New York and, upon giving notice to Purchaser and
Seller of such action, shall thereupon be relieved of all further responsibility and liability; provided, however, that any such action of interpleader shall not be deemed to modify the manner in which Escrow Agent is entitled to make disbursements of the Escrow Funds as set forth in this Agreement other than to tender the Escrow Funds into the registry of such court.

          (h) The Escrow Agent shall be indemnified and held harmless by
Purchaser from and against any expenses, including counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or other proceeding

                                        4

involving any claim which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Escrow Agent hereunder, or the
Escrow Fund held by it hereunder, other than expenses or losses arising from the gross negligence or willful misconduct of the Escrow Agent. Promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall notify the other parties hereto in writing. In the event of the receipt of such notice, the
Escrow Agent, in its sole discretion, may commence an action in the nature of interpleader in an appropriate court to determine ownership or disposition of the Escrow Fund or it may deposit the Escrow Fund with the clerk of any appropriate court and be relieved of any liability with respect thereto or it may retain the Escrow Fund pending receipt of a final, non-appealable order of a court having jurisdiction over all of the parties hereto directing to whom and under what circumstances the Escrow Fund are to be disbursed and delivered.

          (h) The Escrow Agent shall be entitled to reasonable compensation from
Purchaser for all services rendered by it hereunder. The Escrow Agent shall also be entitled to reimbursement from Purchaser for all expenses paid or incurred by it in the administration of its duties hereunder including, but not limited to, all counsel, advisors' and agents' fees and disbursements and all taxes or other governmental charges.

          (i) From time to time on and after the date hereof, Purchaser and
Seller shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do or cause to be done such further acts as the Escrow Agent shall reasonably request to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

          (j) Notwithstanding anything herein to the contrary, the Escrow Agent shall not be relieved from liability hereunder for its own gross negligence or its own willful misconduct.

     7. No Implied Duties. This Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against the
Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the parties hereto except this Agreement and shall have no duty to inquire into the terms and conditions of any agreement made or entered into in connection with this Agreement, including, without limitation, the Purchase
Agreement.

     8. Successors; Amendments. This Agreement shall inure to the benefit of and be binding upon the parties and their respective heirs, successors, assigns and legal representatives and shall be governed by and construed in accordance with the law of New York applicable to contracts made and to be performed therein.
This Agreement cannot be changed or terminated except by a writing signed by
Purchaser, Seller and the Escrow Agent.

                                        5

     9. Jurisdiction. Purchaser and Seller each hereby consents to the exclusive jurisdiction of the New York state courts sitting in New York County and federal courts sitting in the Southern District of New York with respect to any claim or controversy arising out of this Agreement. Service of process in any action or proceeding brought against Purchaser or Seller in respect of any such claim or controversy may be made upon it by registered mail, postage prepaid, return receipt requested, at the address specified in Section 10, with a copy delivered by nationally recognized overnight carrier to Graubard Miller, The Chrysler
Building, 405 Lexington Avenue, New York, N.Y. 10174-1901, Attention: David Alan
Miller, Esq.

     10. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given if given by hand or delivered by nationally recognized overnight carrier, or if given by telecopier and confirmed by mail (registered or certified mail, postage prepaid, return receipt requested), to the respective parties as follows:

                    A.   If to Purchaser, to him at:

                         [Name]
                         c/o Courtside Acquisition Corp.
                         1700 Broadway, 17th Floor
                         New York, New York 10019
                         Telecopier No.:

                         with a copy to:

                         Graubard Miller
                         The Chrysler Building
                         405 Lexington Avenue
                         New York, New York 10174-1901
                         Attention: David Alan Miller, Esq.
                         Telecopier No.: 212-818-8881

                    B.   If to Seller, to it at:

                         American Community Newspapers LLC
                         c/o Spire Capital Partners LLC
                         30 Rockefeller Plaza, Suite 4200
                         New York, New York 10112
                         Attention:
                         Telecopier No.:

                         with a copy to:

                         Sonnenschein Nath & Rosenthal LLP
                         1221 Avenue of the Americas
                         New York, NY 10020
                         Attention: Paul A. Gajer, Esq.
                         Telephone number: (212) 398-5293
                         Telecopier number: (212) 768-6800

                                        6

                    C.   If to the Escrow Agent, to it at:

                         Continental Stock Transfer & Trust Company
                         2 Broadway
                         New York, New York 10004
                         Attention: Steven G. Nelson
                         Telecopier No.: 212-509-5150

or to such other person or address as any of the parties hereto shall specify by notice in writing to all the other parties hereto.

     11. Miscellaneous.

          (a) None of the parties may assign this Agreement or its rights or obligations hereunder, in whole or in part, voluntarily or by operation of law, without the written consent of the other parties, and any attempted assignment without such consent shall be void and without legal effect.

          (b) There are no third-party beneficiaries of this Agreement. Nothing contained in this Agreement shall be deemed to confer upon any other person or entity other than the parties hereto any right or remedy under or by reason of this Agreement.

          (c) No waiver by any party of any of the provisions hereof shall be effective unless expressly set forth in writing and executed by the party so waiving. The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

          (d) This Agreement (including the exhibits and schedules attached hereto), together with the Purchase Agreement, supersedes all prior agreements among the parties with respect to its subject matter and constitutes a complete and exclusive statement of the terms of the agreement among the parties with respect to its subject matter. There have been and are no agreements, representations or warranties among the parties other than those set forth or provided for in this Agreement, the Purchase Agreement and the other agreements and documents contemplated thereby. This Agreement is not intended to modify, and shall not be construed as modifying the Purchase Agreement.

          (e) If any provision of this Agreement or the application thereof to any person or circumstance shall be determined by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof, or the application thereof to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by applicable law.

                                        7

          (f) The headings of the sections and subsections of this Agreement are for ease of reference only and do not evidence the intentions of the parties.

          (g) This Agreement may be executed by facsimile signature pages and in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (h) Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

                    [Signatures Continued on Following Page]

                                        8

     IN WITNESS WHEREOF, each of the parties hereto has duly executed this
Agreement on the date first above written.

                                        COURTSIDE ACQUISITION CORP.

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        AMERICAN COMMUNITY NEWSPAPERS LLC

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        ESCROW AGENT

                                        CONTINENTAL STOCK TRANSFER &
                                        TRUST COMPANY

                                        By:
                                            ------------------------------------
                                        Name: Steven G. Nelson
                                        Title: Chairman

                                        9

                                   SCHEDULE 1

                             AUTHORIZED SIGNATORIES

For Purchaser, the following persons, with the titles and specimen signatures shown below:

Name   Title                  Specimen Signature   Telephone Number
----   -----                  ------------------   ----------------

       Authorized Signatory   __________________

       Authorized Signatory   __________________

For the Seller, the following persons, with the titles and specimen signatures shown below:

Name   Title                  Specimen Signature   Telephone Number
----   -----                  ------------------   ----------------

       Authorized Signatory   __________________

       Authorized Signatory   __________________

                                    EXHIBIT A

                                     NOTICE

                                   CERTIFICATE

TO: _____________

     This Certificate is issued pursuant to that certain Escrow Agreement, dated as of __________ __, 2007, Courtside Acquisition Corp., a Delaware corporation
("Purchaser"), American Community Newspapers LLC, a Delaware limited liability company ("Seller"), and you, as Escrow Agent (the "Escrow Agreement").
Capitalized terms used but not otherwise defined in this Certificate shall have the meanings ascribed to them in the Escrow Agreement.

     The undersigned hereby certifies that it has a good faith belief that it is entitled to receive Escrow Principal in the amount of $_______________ under the
Escrow Agreement by virtue of an Indemnity Claim under the Purchase Agreement.
The material facts and circumstances of such Indemnity Claim (to the extent known to Purchaser as of the date hereof) are summarized on Schedule I attached hereto.

     Accordingly, you are hereby instructed to distribute, on the thirtieth
(30th) day after your receipt of this Certificate, the sum of $_______________
from the Escrow Principal (plus all Escrow Interest accrued on such portion of the Escrow Principal) to the undersigned by wire transfer to the following account:

                           Bank: _______________________________________________

                           Account:_____________________________________________

                           Routing Number:______________________________________

     A copy of this Certificate has been given to the Seller in accordance with the provisions of Section 10 of the Escrow Agreement.

Dated: _____________ __, 200_.

                                        PURCHASER:

                                        COURTSIDE ACQUISITION CORP.

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title: Authorized Signatory

                                       11

                                    EXHIBIT B

                                 COUNTER NOTICE

                                   CERTIFICATE

TO: _____________

     This Certificate is issued pursuant to that certain Escrow Agreement, dated as of __________ __, 2006, among Courtside Acquisition Corp., a Delaware corporation ("Purchaser"), American Community Newspapers LLC, a Delaware limited liability company ("Seller"), and you, as Escrow Agent (the "Escrow Agreement").
Capitalized terms used but not otherwise defined in this Certificate shall have the meanings ascribed to them in the Escrow Agreement.

     The undersigned hereby object to the claim for Escrow Principal that
Purchaser asserted in the amount of $__________ under that certain Notice
Certificate, dated ________ __, 200_, delivered by Purchaser to you.

     The Seller dispute such claim in [whole][part]. The material facts and circumstances of such dispute are summarized on Schedule I attached hereto.
Accordingly, you are hereby instructed [to deliver $_______________ of such amount to Purchaser, together with accrued Escrow Interest thereon (the "Agreed
Portion") and not to deliver $__________ of such amount or any Escrow Interest accrued thereon (the "Disputed Portion")][not to deliver any of such amount to
Purchaser].

     A copy of this Certificate has been given to Purchaser in accordance with the provisions of Section 10 of the Escrow Agreement.

Dated: _____________ __, 200_.

                                        SELLER:

                                        AMERICAN COMMUNITY NEWSPAPERS LLC

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title: Authorized Signatory

                                       12

                                    EXHIBIT C

                                    JUDGMENT

                                   CERTIFICATE

TO: _____________

     This Certificate is issued pursuant to that certain Escrow Agreement, dated as of __________ __, 2006, among Courtside Acquisition Corp., a Delaware corporation ("Purchaser"), American Community Newspapers LLC, a Delaware limited liability company ("Seller"), and you, as Escrow Agent (the "Escrow Agreement").
Capitalized terms used but not otherwise defined in this Certificate shall have the meanings ascribed to them in the Escrow Agreement.

     The undersigned hereby certifies that (a) it has received a judgment
("Judgment") by a court of competent jurisdiction that includes an award to the undersigned; (b) a true, correct and complete copy of the Judgment accompanies this Certificate; and (c) pursuant to the Judgment, it is entitled to receive
Escrow Principal in the amount of $_______ under the Escrow Agreement.

     Accordingly, you are hereby instructed to distribute [immediately] [on
________ __, 200__] $__________ of Escrow Principal (plus all Escrow Interest accrued in respect thereof) to the undersigned by wire transfer of immediately available funds to the following account:

                           Bank: _______________________________________________

                           Account:_____________________________________________

                           Routing Number: _____________________________________

     A copy of this Certificate has been given to the other parties to the
Escrow Agreement in accordance with the provisions of Section 10 of the Escrow
Agreement.

Dated: _____________ __, 200_.

                                        PURCHASER:

                                        COURTSIDE ACQUISITION CORP.

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title: Authorized Signatory

                                        -or-

                                        SELLER:

                                        AMERICAN COMMUNITY NEWSPAPERS LLC

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title: Authorized Signatory

                                       13

                                    EXHIBIT D

                  MUTUALLY AGREED DISTRIBUTION OF ESCROW FUNDS

                                   CERTIFICATE

TO: ___________

     This Certificate is issued pursuant to that certain Escrow Agreement, dated as of __________ __, 2006, among Courtside Acquisition Corp., a Delaware corporation ("Purchaser"), American Community Newspapers LLC, a Delaware limited liability company ("Seller"), and you, as Escrow Agent (the "Escrow Agreement").
Capitalized terms used but not otherwise defined in this Certificate shall have the meanings ascribed to them in the Escrow Agreement.

     Purchaser has previously issued to you an Indemnity Claim Certificate, dated _____ __, 200_, pursuant to which it claimed that it had a good faith belief that it was entitled to Escrow Funds pursuant to the terms of the Escrow
Agreement by virtue of an Indemnity Claim arising under the Purchase Agreement.
The matters giving rise to such Indemnity Claim Certificate have been the subject of settlement negotiations between Purchaser and the Seller, and such parties have now settled such matters pursuant to a mutually satisfactory settlement agreement.

     Accordingly, you are hereby instructed to distribute [immediately] [on
_______ __, 200__] $___________ from the Escrow Funds to [Purchaser/the Seller, as applicable] by wire transfer of immediately available funds to the following account:

                           Bank: _______________________________________________

                           Account: ____________________________________________

                           Routing Number: _____________________________________

Dated: _____________ __, 200_.

                                        PURCHASER:

                                        COURTSIDE ACQUISITION CORP.

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title: Authorized Signatory

                                        SELLER:

                                        AMERICAN COMMUNITY NEWSPAPERS LLC

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title: Authorized Signatory